EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Interlink Global Corporation (the "Company") on Form 10-QSB for the period ended March 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Anastasios N. Kyriakides, Chairman of the Board, Chief Executive Officer, and Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

a) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and b) The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                        /s/ Anastasios N. Kyriakides
                                        Anastasios N. Kyriakides
                                        Chairman of the Board, Chief Executive
                                        Officer and Principal Accounting Officer
                                        December 20, 2005